                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Liens (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  None of the 2nd lien mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio.

Total Number of Loans	751
Total Outstanding Loan Balance	$26,668,530*	Min	Max
Average Loan Current Balance	$35,511	$4,936	$159,815
Weighted Average Original LTV	99.1%**
Weighted Average Coupon	10.73%	7.75%	14.25%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.73%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	2
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

2nd liens will compromise approximately [$28,750,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
7.75 - 8.00	5	315,402	1.2	7.94	98.8	648
8.01 - 8.50	3	219,861	0.8	8.33	99.9	683
8.51 - 9.00	38	1,774,397	6.7	8.82	99.5	654
9.01 - 9.50	46	1,486,090	5.6	9.28	98.5	653
9.51 - 10.00	91	3,668,672	13.8	9.83	99.0	634
10.01 - 10.50	87	3,582,508	13.4	10.32	99.5	630
10.51 - 11.00	143	5,908,660	22.2	10.84	99.3	636
11.01 - 11.50	79	3,131,488	11.7	11.29	99.9	631
11.51 - 12.00	180	4,557,155	17.1	11.78	98.1	609
12.01 - 12.50	21	444,585	1.7	12.27	97.0	629
12.51 - 13.00	17	735,314	2.8	12.67	99.7	622
13.01 - 13.50	5	250,757	0.9	13.45	94.9	612
13.51 - 14.00	35	576,068	2.2	13.69	100.0	589
14.01 - 14.25	1	17,574	0.1	14.25	100.0	609
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
533 - 550	1	33,812	0.1	9.75	100.0	533
551 - 575	23	445,699	1.7	11.60	98.2	569
576 - 600	240	6,059,734	22.7	11.30	99.6	589
601 - 625	155	5,723,376	21.5	10.85	98.5	614
626 - 650	176	7,019,861	26.3	10.64	99.3	637
651 - 675	107	4,842,923	18.2	10.24	99.1	659
676 - 700	28	1,219,453	4.6	10.67	97.3	689
701 - 725	11	859,771	3.2	9.78	99.0	709
726 - 750	4	273,161	1.0	9.71	100.0	735
751 - 775	4	144,921	0.5	9.64	98.8	755
776 - 800	1	12,739	0.0	10.10	95.0	786
801 - 801	1	33,082	0.1	8.89	100.0	801
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,936 - 50,000	607	15,502,512	58.1	10.87	98.9	622
50,001 - 100,000	121	8,452,702	31.7	10.67	99.1	640
100,001 - 150,000	22	2,553,501	9.6	10.21	99.4	648
150,001 - 159,815	1	159,815	0.6	8.75	100.0	723
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
40.000 - 50.000	2	95,510	0.4	11.63	40.0	614
75.001 - 80.000	3	132,782	0.5	11.03	78.9	673
80.001 - 85.000	5	160,101	0.6	10.28	81.3	630
85.001 - 90.000	10	460,799	1.7	10.78	89.2	641
90.001 - 95.000	50	1,360,356	5.1	11.03	94.6	632
95.001 - 100.000	681	24,458,982	91.7	10.71	99.9	630
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	477	13,677,815	51.3	10.84	99.1	626
1.00	17	948,617	3.6	11.24	98.8	631
2.00	205	9,984,852	37.4	10.60	99.1	637
3.00	52	2,057,246	7.7	10.42	98.3	628
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	533	16,543,732	62.0	10.56	99.1	617
Reduced	85	3,765,439	14.1	11.07	99.1	644
No Income/ No Asset	7	164,663	0.6	9.77	95.0	649
Stated Income / Stated Assets	126	6,194,697	23.2	11.00	99.0	657
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	731	26,280,021	98.5	10.72	99.1	630
Investor	20	388,509	1.5	11.65	94.5	654
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	77	5,688,301	21.3	10.21	99.2	647
Texas	141	3,465,046	13.0	10.78	99.5	623
Florida	71	2,866,930	10.8	11.00	99.3	633
Colorado	32	1,270,530	4.8	10.95	98.9	627
Virginia	32	1,125,901	4.2	10.84	98.1	630
Arizona	30	932,522	3.5	10.79	96.6	628
New York	14	896,036	3.4	11.22	99.9	639
Washington	20	870,992	3.3	10.05	99.6	632
Georgia	35	834,080	3.1	11.32	99.9	608
Ohio	34	777,207	2.9	10.71	98.1	621
Oregon	20	700,829	2.6	10.74	99.8	634
Maryland	13	664,170	2.5	11.15	99.9	625
Tennessee	21	560,214	2.1	9.25	99.8	624
Illinois	20	558,147	2.1	11.52	98.8	625
Michigan	19	543,557	2.0	10.77	100.0	629
Other	172	4,914,066	18.4	11.00	98.5	622
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	620	21,217,055	79.6	10.82	99.3	628
Refinance - Rate Term	23	749,157	2.8	10.28	98.3	622
Refinance - Cashout	108	4,702,318	17.6	10.42	98.0	643
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	751	26,668,530	100.0	10.73	99.1	631
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	665	23,085,252	86.6	10.72	99.1	629
Condo	34	1,191,035	4.5	10.38	99.0	640
PUD	23	1,055,327	4.0	10.55	99.6	640
2 Family	23	990,138	3.7	11.09	99.8	633
3-4 Family	6	346,777	1.3	12.08	93.3	679
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	751	26,668,530	100.0	10.73	99.1	631
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.